UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2018

SYNCHRONOSS TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52049	06-1594540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crossing Boulevard, 8th Floor Bridgewater, New Jersey	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.                                        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Common Stock to be Suspended from Trading on Nasdaq

As previously reported, Synchronoss Technologies, Inc. (the “Company”) is not in compliance with Nasdaq Listing Rule 5250(c)(1), which requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission (the “SEC”).  On February 6, 2018, the Nasdaq Hearings Panel (the “Panel”) granted the Company’s request for continued listing of its common stock on The Nasdaq Stock Market (“Nasdaq”) until May 10, 2018, subject to certain conditions.  One of the Panel’s conditions for continued listing required the Company to become current in its filings with the SEC by May 10, 2018.  The Panel decision also required the Company to inform the Panel in the event that events occur that call into question the Company’s ability to meet the May 10, 2018 deadline.  On May 4, 2018, the Company informed the Panel of its determination that it would be unable to satisfy the May 10, 2018 deadline.

As expected, on May 11, 2018 the Company received a notification letter from the Panel indicating that trading in the Company’s common stock will be suspended effective at the open of business on May 14, 2018.  The letter also notified the Company that the Panel has determined to delist the Company’s shares from Nasdaq after applicable appeal periods have lapsed.  The Company plans to appeal the decision to the Nasdaq Listing and Hearing Review Council.  During the appeal period, trading in the Company’s common stock on Nasdaq will remain suspended and Nasdaq will not effect a delisting of the Company’s common stock.  Once the Company has regained compliance with its SEC reporting obligations, the Company intends to request the Panel to lift the suspension and allow the Company’s common stock to recommence trading on Nasdaq.  As previously disclosed, the Company anticipates regaining compliance with its SEC reporting obligations no later than June 30, 2018.

While the Company’s common stock is suspended from trading on Nasdaq, the Company’s shares will be quoted on the OTC Markets under the trading symbol SNCR.  For quotes or additional information on the OTC Markets, you may visit http://www.otcmarkets.com.

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this report, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “believes,” “potential” or “continue” or other similar expressions are intended to identify forward-looking statements.  Synchronoss has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations.  These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions including, without limitation, risks and uncertainties relating to the ultimate timing and results of the Company’s restatement of its financial statements, its ability to regain compliance with its SEC reporting obligations and other factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, which is on file with the SEC and available on the SEC’s website at www.sec.gov. Additional factors may be described in those sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017, September 30, 2017 and March 31, 2018, to be filed with the SEC as soon as practicable.  The Company does not undertake any obligation to update any forward-looking statements contained in this report as a result of new information, future events or otherwise.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2018	SYNCHRONOSS TECHNOLOGIES, INC.

	By:	/s/ Lawrence R. Irving
		Name:	Lawrence R. Irving
		Title:	Chief Financial Officer

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